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                                                                    EXHIBIT 10.9

                                SEVENTH AMENDMENT
                         TO THE STERLING CHEMICALS ESOP

         WHEREAS, Sterling Chemicals, Inc. (the "Corporation") currently maintains its Employee Stock Ownership Plan (the "Existing Plan");

         WHEREAS, Section 9.1 of the Existing Plan authorizes and empowers the Chief Executive Officer to adopt amendments that do not materially increase the costs or obligations of participating employers under this Plan;

         WHEREAS, the Corporation desires to amend the Existing Plan to reflect the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA");

         WHEREAS, the Corporation has determined that amending the Existing Plan to reflect EGTRRA will not materially increase the costs and obligations of participating employers;

         NOW, THEREFORE, the Plan is amended as follows:

1. Amendment to Exhibit A(f) of the Existing Plan: Effective October 29, 2002, the last sentence of paragraph (f) is amended to read as follows:

         "In no event may the commencement of the distribution of the Transferred Contributions Account be deferred beyond the date distributions are required to commence under Section 7.5(h)."

2. Amendment to Exhibit A(g)(i) of the Existing Plan. Effective January 1, 2003, Exhibit A(g)(i) is amended is amended to add a paragraph to the end, to read as follows:

         "Effective January 1, 2003, Participants may no longer elect installment payments pursuant to this Section. However, payments will continue to be paid pursuant to an installment election filed with the Administrator prior to January 1, 2003."

3. Amendment to Exhibit A(g)(ii) of the Existing Plan. Effective January 1, 2003, Exhibit A(g)(ii) is amended is amended to add a paragraph to the end, to read as follows:

         "Effective January 1, 2003, Participants may no longer elect installment payments pursuant to this Section. However, payments will continue to be paid pursuant to an installment election filed with the Administrator prior to January 1, 2003."

4. Amendment of Section 7.5(h) and (i) of the Existing Plan. Effective January 1, 2003, Section 7.5(i) is deleted and Section 7.5(h) is amended to read as follows:

         (h)      Minimum Required Distributions under Code section 401(a)(9)

                  (i)      General Rules

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                           (1)      Effective Date. This Section will apply for
                                    purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                           (2) Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Plan.

                           (3) Requirements of Treasury Regulations Incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Internal Revenue Code.

                           (4)      TEFRA Section 242(b)(2) Elections.
                                    Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

                  (ii)     Time and Manner of Distribution

                           (1) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

                           (2) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, in accordance with Sections 7.5(a) and (b), no later than as follows:

                                    (A)      If the Participant's surviving
                                             spouse is the Participant's sole
                                             designated beneficiary, then,
                                             distributions to the surviving
                                             spouse will begin by December 31 of
                                             the calendar year immediately
                                             following the calendar year in
                                             which the Participant died, or by
                                             December 31 of the calendar year in
                                             which the Participant would have
                                             attained age 70 1/2, if later.

                                    (B)      If the Participant's surviving
                                             spouse is not the Participant's
                                             sole designated beneficiary, then
                                             distributions to the designated
                                             beneficiary will begin by December
                                             31 of the calendar year immediately
                                             following the calendar year in
                                             which the Participant died.

                                    (C)      If there is no designated
                                             beneficiary as of September 30 of
                                             the year following the year of the
                                             Participant's death, the
                                             Participant's entire interest will
                                             be distributed by December

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                                             31 of the calendar year containing
                                             the fifth anniversary of the
                                             Participant's death.

                                    (D)      If the Participant's surviving
                                             spouse is the Participant's sole
                                             designated beneficiary and the
                                             surviving spouse dies after the
                                             Participant but before
                                             distributions to the surviving
                                             spouse begin, this Section (ii)(2),
                                             other than Section (ii)(2)(A), will
                                             apply as if the surviving spouse
                                             were the Participant.

                                    For purposes of this Section (ii)(2) and Section (iv), unless Section (ii)(2)(D) applies, distributions are considered to begin on the Participant's required beginning date. If Section (ii)(2)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section (ii)(2)(A).

                           (3)      Forms of Distribution. Unless the
                                    Participant's interest is distributed in the form of a single sum on or before the required beginning date, as of the first distribution calendar year distributions will meet the requirements of Sections (iii) and (iv) of this Section.

                  (iii) Required Minimum Distributions During Participant's Lifetime

                           (1) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                                    (A)      the quotient obtained by dividing
                                             the Participant's account balance
                                             by the distribution period in the
                                             Uniform Lifetime Table set forth in
                                             section 1.401(a)(9)-9 of the
                                             Treasury regulations, using the
                                             Participant's age as of the
                                             Participant's birthday in the
                                             distribution calendar year; or

                                    (B)      if the Participant's sole
                                             designated beneficiary for the
                                             distribution calendar year is the
                                             Participant's spouse, the quotient
                                             obtained by dividing the
                                             Participant's account balance by
                                             the number in the Joint and Last
                                             Survivor Table set forth in section
                                             1.401(a)(9)-9 of the Treasury
                                             regulations, using the
                                             Participant's and spouse's attained
                                             ages as of the Participant's and
                                             spouse's birthdays in the
                                             distribution calendar year.


                           (2) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be

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                                    determined under this Section (iii)
                                    beginning with the first distribution
                                    calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

                  (iv) Required Minimum Distributions After Participant's Death. Distributions made to a beneficiary in accordance with Sections 7.5(b) or (c) following the Participant's death shall meet the following requirements.

                           (1)      Death On or After Date Distributions Begin.

                                    (A)      Participant Survived by Designated
                                             Beneficiary. If the Participant
                                             dies on or after the date
                                             distributions begin and there is a
                                             designated beneficiary, the minimum
                                             amount that will be distributed for
                                             each distribution calendar year
                                             after the year of the Participant's
                                             death is the quotient obtained by
                                             dividing the Participant's account
                                             balance by the longer of the
                                             remaining life expectancy of the
                                             Participant or the remaining life
                                             expectancy of the Participant's
                                             designated beneficiary, determined
                                             as follows:

                                             (I)      The Participant's
                                                      remaining life expectancy
                                                      is calculated using the
                                                      age of the Participant in
                                                      the year of death, reduced
                                                      by one for each subsequent
                                                      year.

                                             (II)     If the Participant's
                                                      surviving spouse is the
                                                      Participant's sole
                                                      designated beneficiary,
                                                      the remaining life
                                                      expectancy of the
                                                      surviving spouse is
                                                      calculated for each
                                                      distribution calendar year
                                                      after the year of the
                                                      Participant's death using
                                                      the surviving spouse's age
                                                      as of the spouse's
                                                      birthday in that year. For
                                                      distribution calendar
                                                      years after the year of
                                                      the surviving spouse's
                                                      death, the remaining life
                                                      expectancy of the
                                                      surviving spouse is
                                                      calculated using the age
                                                      of the surviving spouse as
                                                      of the spouse's birthday
                                                      in the calendar year of
                                                      the spouse's death,
                                                      reduced by one for each
                                                      subsequent calendar year.

                                             (III)    If the Participant's
                                                      surviving spouse is not
                                                      the Participant's sole
                                                      designated beneficiary,
                                                      the designated
                                                      beneficiary's remaining
                                                      life expectancy is
                                                      calculated using the age
                                                      of the beneficiary in the
                                                      year following the year of
                                                      the Participant's death,
                                                      reduced by one for each
                                                      subsequent year.

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                                    (B)      No Designated Beneficiary. If the
                                             Participant dies on or after the
                                             date distributions begin and there
                                             is no designated beneficiary as of
                                             September 30 of the year after the
                                             year of the Participant's death,
                                             the minimum amount that will be
                                             distributed for each distribution
                                             calendar year after the year of the
                                             Participant's death is the quotient
                                             obtained by dividing the
                                             Participant's account balance by
                                             the Participant's remaining life
                                             expectancy calculated using the age
                                             of the Participant in the year of
                                             death, reduced by one for each
                                             subsequent year.

                           (2)      Death Before Date Distributions Begin

                                    (A)      Participant Survived by Designated
                                             Beneficiary. If the Participant
                                             dies before the date distributions
                                             begin and there is a designated
                                             beneficiary, the Participant's
                                             entire interest will be distributed
                                             to the designated beneficiary by
                                             December 31 of the calendar year
                                             containing the fifth anniversary of
                                             the Participant's death. However,
                                             if the beneficiary elects
                                             installment payments in accordance
                                             with Section 7.5(c), the minimum
                                             amount that will be distributed for
                                             each distribution calendar year
                                             after the year of the Participant's
                                             death will equal at least the
                                             quotient obtained by dividing the
                                             Participant's account balance by
                                             the remaining life expectancy of
                                             the Participant's designated
                                             beneficiary, determined as provided
                                             in Section (iv)(1). Any election of
                                             installment payments under Section
                                             7.5(c) must be made no later than
                                             the earlier of September 30 of the
                                             calendar year (i) in which
                                             distribution would be required to
                                             begin under Section (ii)(2), or (i)
                                             which contains the fifth
                                             anniversary of the Participant's
                                             death. If no election is made,
                                             minimum distributions will be made
                                             in accordance with the first
                                             sentence of this Section. If the
                                             Participant's surviving spouse is
                                             the Participant's sole designated
                                             beneficiary and the surviving
                                             spouse dies after the Participant
                                             but before distributions to either
                                             the Participant or the surviving
                                             spouse being, this election will
                                             apply as if the surviving spouse
                                             were the Participant.

                                    (B)      No Designated Beneficiary. If the
                                             Participant dies before the date
                                             distributions begin and there is no
                                             designated beneficiary as of
                                             September 30 of the year following
                                             the year of the Participant's
                                             death, distribution of the
                                             Participant's entire interest will
                                             be completed by December 31 of the
                                             calendar year containing the fifth
                                             anniversary of the Participant's
                                             death.

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

                           (3)      Death of Surviving Spouse Before
                                    Distributions to Surviving Spouse Are
                                    Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under section (ii)(2)(A), this Section (iv)(2) will apply as if the surviving spouse were the Participant.

                  (v)      Definitions

                           (1) Designated beneficiary. The individual who is designated as the beneficiary under
                                    Section 7.2 of the Plan and is the
                                    designated beneficiary under section
                                    401(a)(9) of the Internal Revenue Code and
                                    section 1.401(a)(9)-1, Q&A-4, of the
                                    Treasury regulations.

                           (2) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

                           (3) Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

                           (4) Participant's Account balances. The Account balances as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balances as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balances for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

                           (5) Required beginning date. The required beginning date is April 1 of the calendar year following the later of (i) the calendar year in

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                                    which the Participant attains age 70
                                    1/2 or (ii) the calendar year in which the Participant retires, except that clause (ii) shall not apply to a Five Percent Owner.

5. Addition of Article III to the Existing Plan. Effective January 1, 2002, unless otherwise stated, a new Article XIII is added to read as follows:

                        ARTICLE XIII - EGTRRA PROVISIONS

                                    PREAMBLE

                  A.       ADOPTION AND EFFECTIVE DATE OF ARTICLE XIII. This
         Article XIII of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Article is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Article shall be effective as of the first day of the first Plan Year beginning after December 31, 2001, and shall end December 31, 2010, unless extended by law or otherwise.

                  B.       SUPERSESSION OF INCONSISTENT PROVISIONS. This
         Article XIII shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Article.

         13.1     INCREASE IN COMPENSATION LIMIT

                  Notwithstanding anything in the definition of Compensation in
         Section 1.11 or any other Plan provision to the contrary, for Plan Years beginning on or after January 1, 2002, the annual compensation of each Participant taken into account in determining allocations for any Plan Year shall not exceed $200,000, as adjusted for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

         13.2     LIMITATIONS ON CONTRIBUTIONS

            (a) EFFECTIVE DATE. This Section shall be effective for limitation years beginning after December 31, 2001.

            (b) MAXIMUM ANNUAL ADDITION. Notwithstanding Section 4.4, except to the extent permitted under Section 414(v) of the Code, if applicable, the annual additions that may be contributed or allocated to a Participant's Account under the Plan for any limitation year shall not exceed the lesser of:

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                     (1)   $40,000, as adjusted for increases in the
                           cost-of-living under Section 415(d) of the Code, or

                     (2) 100 percent of the Participant's 415 Compensation for the limitation year.

                     The compensation limit referred to in (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

         13.3     MODIFICATION OF TOP-HEAVY RULES

                  (a) EFFECTIVE DATE. This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of
                           Section 416(c) of the Code for such years. This subsection amends Article XII and Sections 1.29 and
                           4.3 of the Plan.

                  (b)      DETERMINATION OF TOP-HEAVY STATUS

                           (1) KEY EMPLOYEE. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a five-percent owner of the Employer, or a one-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                  (c) DETERMINATION OF PRESENT VALUES AND AMOUNTS. This Section shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

                           (1) DISTRIBUTIONS DURING YEAR ENDING ON THE DETERMINATION DATE. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on

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                                    the determination date. The preceding
                                    sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting 5-year period for 1-year period.

                           (2) EMPLOYEES NOT PERFORMING SERVICES DURING YEAR ENDING ON THE DETERMINATION DATE. The accrued benefits and accounts of any individual who has not performed services for the Employer or an Affiliated Employer during the 1-year period ending on the determination date shall not be taken into account.

                  (d)      MINIMUM BENEFITS

                           (1) MATCHING CONTRIBUTIONS. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement should be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

                           (2) CONTRIBUTIONS UNDER OTHER PLANS. The Plan shall satisfy the minimum benefit requirement to the extent not met by any other plan qualified under Code Section 401(a) maintained by the Employer.

                  (e) MODIFICATION OF TOP-HEAVY RULES. The top-heavy requirements of section 416 of the Code, Article XII, and Sections 1.29 and 403 shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met.

         13.4     DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

                  (a) EFFECTIVE DATE. Notwithstanding Section 7.14, this Section shall apply to distributions made after December 31, 2001.

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                  (b)      MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT
                           PLAN. For purposes of clarifying the direct rollover provisions in Section 7.14 of the Plan, an eligible retirement plan shall include an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
                           Section 414(p) of the Code.

                  (c) MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO EXCLUDE HARDSHIP DISTRIBUTIONS. For purposes of clarifying the direct rollover provisions in Section 7.14 of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

                  (d) MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO INCLUDE AFTER-TAX EMPLOYEE CONTRIBUTIONS. For purposes of clarifying the direct rollover provisions in Section 7.14 of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions that are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

         IN WITNESS WHEREOF, this Amendment has been adopted by the Chief Executive Officer and has been executed as of the date stated below.

                                    STERLING CHEMICALS, INC.

                                    _______________________________________
                                    David G. Elkins, President and Co-Chief
                                           Executive Officer

                                    Dated: ________________________________

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